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                                                             EXHIBIT 10.6

                                PROMISSORY NOTE
                                ---------------


                                                            Chicago, Illinois,
                                                            March ___, 1999

     For value received, the adequacy and sufficiency of which is hereby acknowledged, the undersigned ("Maker") promises to pay to the order of coolsavings.com inc. ("Holder"), the sum of ________________________________
($__________) Dollars (U.S.), plus accrued interest as provided below. All unpaid indebtedness under this Promissory Note shall be payable to coolsavings.com inc., at 8755 W. Higgins Road, Suite 100, Chicago, Illinois 60631 (unless otherwise notified in writing by the Holder) in lawful money of the United States of America, and all principal indebtedness under this promissory note ("Note") shall bear interest on the basis of a year of three hundred sixty-five (365) days for the actual number of days elapsed at an interest rate per annum equal to Four and 83/100 percent (4.83%) ("Loan Rate"), before an Event of Default (as defined below) has occurred, and after an Event of Default at the Loan Rate plus two (2%) percent. All principal and accrued interest hereunder shall be paid to Holder as follows:

     (1) On the first anniversary of this Promissory Note, and on each anniversary thereafter until paid in full, the undersigned shall pay to the Holder a sum equal to the accrued but unpaid interest under this Note; and

     (2) On or before the fourth anniversary of the making of this Promissory Note, the undersigned shall pay to the Holder the entire outstanding principal and accrued interest hereunder.


     All payments made pursuant hereto shall be applied first towards interest outstanding and the balance, if any, to principal. The undersigned has the right to prepay this Note in full or in part at any time without penalty or premium.

Event of Default
----------------

     Upon the occurrence of any of the following events of default ("Event of Default"): (a) any failure by Maker to pay any installment of principal or interest due hereunder within fifteen (15) days after receipt of written notice from Holder of the amount owing; (b) the appointment of a receiver or custodian over a material portion of Maker's assets, which receiver or custodian is not discharged within sixty (60) days of such appointment; or (c) the commencement of any voluntary or involuntary bankruptcy or insolvency proceedings by or against Maker, which proceedings are not set aside within sixty (60) days from the date of institution thereof; then, at the election of Holder and without notice, demand or presentment, the entire principal balance of this Note, together with all accrued and unpaid interest, shall become immediately due and payable. All costs and expenses of collection, including, without limitation, reasonable attorney's fees and expenses, shall be added to and become part of the total indebtedness. Upon the occurrence of an Event of Default, Maker shall pay upon demand all costs of collection, legal expenses and actual attorney fees incurred or paid by the Holder in collecting or enforcing this Note.

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     Acceptance by Holder of any payment in an amount less than the amount then due shall be deemed an acceptance on account only, and Maker's failure to pay the entire amount then due by the applicable due date (i.e. after appropriate notice and lapse of time as provided hereinabove) shall be and continue to be an Event of Default. Upon the occurrence and continuance of any Event of Default, neither the failure of Holder promptly to exercise its right to declare the outstanding principal and accrued unpaid interest hereunder to be immediately due and payable, nor the failure of Holder to demand strict performance of any other obligation of Maker or any other person who may be liable hereunder, shall constitute a waiver of any such rights, nor a waiver of such rights in connection with any future default on the part of Maker or any other person who may be liable hereunder.

Security Interest
-----------------

     By signature hereunder, Maker hereby grants to Holder (hereinafter also referred to as "Secured Party"), a security interest in those certain fifty (50) shares of Holder's common stock issued to Maker as evidenced by Certificate Number 187 (the "Shares"), together with all proceeds and any and all property rights which may derive from or accrue to the Shares (hereinafter collectively "Collateral"), including, but not limited to, any additional shares of stock at any time received by Maker as a stock dividend or stock distribution with respect to the Shares ("Additional Shares"). Maker hereby delivers the Collateral to Secured Party, and Secured Party acknowledges receipt of the Collateral from Maker. Maker covenants to forthwith deliver to Secured Party any after acquired shares of stock which would constitute Collateral. Further, Maker hereby authorizes Holder and/or any of Holder's representatives to hold the Certificates representing any Additional Shares for the purposes of perfecting the security interest herein granted. The security interest is granted to Secured Party for the purpose of securing payment of the obligations evidenced by this Note.

     So long as no Event of Default has occurred, Maker shall retain all other rights and privileges appurtenant to ownership of the shares of stock pledged as Collateral here, including the right to vote such shares. Maker covenants not to sell, assign, transfer, pledge or otherwise permit any lien to attach to the Collateral.

     In addition to all other rights and remedies herein enumerated or otherwise permitted by law, upon the occurrence of an Event of Default under this Agreement, Secured Party shall have the following additional rights and remedies: (a) the right to sell, assign, deliver, encumber, or otherwise dispose of any of the Collateral at a private or public sale; and (b) the right to apply the proceeds of such sale or disposition: first, to the reasonable expenses of retaking, holding, preparing for sale or selling, or the like; second, to the attorney's fees and legal expenses of Secured Party in connection with such sale or disposition; third, to reduce the obligation evidenced by this Note. Only after full payment of the Maker's obligations, and any other payments contemplated in this Note, need the Secured Party account to Maker for any surplus, or return to Maker any Collateral then remaining in the possession of Secured Party.

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Limited Recourse
----------------

     Notwithstanding anything herein to the contrary, Maker's personal liability on this Note is limited to the amount of Twenty-Four Thousand One Hundred Eighty-Four and 40/100 ($24,184.40) Dollars (U.S.), plus all accrued interest
                                                    ----
under the Note, plus all costs of collection, if any.  Provided however, this
                ----
paragraph shall not be construed to interfere with or limit the Holder's right to recover all or part of the outstanding liability under this Note from disposition of the Collateral.

Other Provisions
----------------

     As used in this Note, the word "Holder" shall mean the payee or other endorsee of this Note, who is in possession of it, or the bearer of said Note, if this Note is at the time payable to the bearer. The word "Maker" shall mean each of the undersigned.

     Each maker, surety, endorser, guarantor, and/or every other person at any time liable for the payment of the debt evidenced herein, hereby waives notice of presentment, demand of payment, demand and notice of dishonor or nonpayment, protest or notice of protest of this Note, and does hereby consent and agree to all extensions and renewals of this Note, without notice.

     If, from any circumstance whatsoever, interest payable hereunder to the Holder hereof is in excess of the maximum lawful amount, the interest payable to the Holder hereof shall be reduced to the maximum amount permitted under applicable law; and if from any circumstance the Holder hereof shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal hereof and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof, such excess shall be refunded to the undersigned. All interest paid or agreed to be paid to the Holder hereof shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full period until payment in full of the principal so that the interest hereon for such full period shall not exceed the maximum amount permitted by applicable law.

     This Note shall be binding upon Maker and his or her successors and assigns, and the benefits hereof shall inure to Holder and its successors and assigns. Headings contained herein are for convenience only, and shall not be used to construe the terms of this Note. This Note shall be deemed to have been executed in Chicago, Illinois and its interpretation and construction shall be governed by the laws of the State of Illinois.


                                        "Maker"


                                        __________________________________

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